Exhibit 99.4
FOUNDRY ACQUISITION SALES PRESENTATION

In connection with the proposed transaction, Brocade and Foundry will be filing documents with the SEC, including the filing by Foundry of a proxy statement/prospectus and by Brocade of a registration statement on Form S-4 that includes the proxy statement/prospectus. Investors and security holders are urged to read the registration statement on Form S-4 and the related proxy/prospectus when they become available because they will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov and by contacting Foundry Investor Relations at (408) 207-1399. Investors and security holders may obtain free copies of the documents filed with the SEC on Brocade's website at www.brcd.com or Foundry's website at www.foundrynet.com/company/ir/ or the SEC's website at www.sec.gov. Foundry and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Foundry in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus described above. Additional information regarding the directors and executive officers of Foundry is also included in Foundry's proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2008. (c) 2008 Foundry Networks, Inc. Cautionary Statements and Other Disclosures July 2008

Sales Presentation July 2008 Cautionary Statements and Other Disclosures This presentation includes forward-looking statements regarding Foundry's business outlook. These forward-looking statements are only predictions and involve risks and uncertainties such that actual results may vary significantly. These and other risks are set forth in more detail in Foundry's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2008. These forward-looking statements reflect beliefs, estimates and predictions as of today, and Foundry expressly assumes no obligation to update any such forward-looking statements.

Sales Presentation July 2008 Today's Agenda Acquisition Announcement Brocade Overview Foundry Overview Strategic Rationale Integration Strategy Sales Engagement Q & A

Sales Presentation July 2008 Today's Announcement Brocade to acquire Foundry Approximately $3B purchase price Expected to close in Calendar 2008 Accretive to Brocade beginning in FY2009 Unique strategic position in networking industry Target markets are large, growing, and undergoing dynamic changes Significant benefits to customers, partners and shareholders

Brocade Overview Founded: 1995 IPO: 1999 - NASDAQ: BRCD ~2700 employees worldwide Revenues of $1,240M in FY 2007, $751M in FY 2006 Headquarters: San Jose, CA International Headquarters: Geneva, Singapore Leading provider of Storage Area Networking and Data Center Solutions Recent Acquisitions: McDATA, Silverback Systems, Strategic Business Systems (SBS)

FOUNDRY CORPORATE OVERVIEW

Sales Presentation July 2008 15 Corporate Overview $607 Million Annual Revenues (2007) Industry Leading Gross and Operating Margins 12+ years of Networking Innovation $946.9 Million in Cash with No Debt Over 15,000 Customers Worldwide 65+ Product and Corporate Awards Industry Leading and Seasoned Executive Team World Headquarters, Santa Clara, California Manufacturing Operations, San Jose, California

Foundry - A Market Leader (c) 2008 Foundry Networks, Inc. Source: Gartner (Mar 2008) Completeness of Vision Ability to Execute

Foundry's Product Breadth



Layer 2/3 Edge
FastIron SX1600/ SX800/SuperX
FWS & FES X Series
FastIron GS 624P/648P
FastIron LS 624/648
FES 2402/4802/9604/12GCF
Layer 3 Core
BigIron RX-4/-8/-16
FastIron SX1600/SX800/ SuperX
FastIron Edge X624E/X648E/624HFE
Metro Router
NetIron MLX 4/8/16/32
+
Packet over SONET (PoS)
+
Carrier Ethernet
NetIron M2404 Series
SP Network Mgmt
Core Router
NetIron XMR 4000/8000/16000/32000
+
Packet over SONET (PoS)
+
Carrier Ethernet
SP Network Mgmt
Layer 4-7
ServerIron 350/450/850
ServerIron GT E Series
ServerIron GT C Series
ServerIron 4G
ServerIron XL Series
Security
IronShield 360 Security
SecureIron Traffic Mgr 300
SecureIron Traffic Mgr 100
SecureIron LS300
SecureIron LS100
Wireless
IronPoint Mobility Series
IronPoint 250
FES-IronPoint
IronView Network Management
FOUNDRY NETWORKS

© 2008 Foundry Networks, Inc.

STRATEGIC RATIONALE

Foundry - leading innovator in data networking for enterprises and service providers with performance leadership in the emerging 10GE market Strategic Rationale (c) 2008 Foundry Networks, Inc. Brocade leads in data storage networking with significant technology, product, distribution, and installed base advantages Combined company uniquely positioned across $20+B networking market targeting enterprises and service providers Combined strengths specifically play to where market is heading - highest performance & reliability, new & converged technologies Many complementary aspects of the combination can accelerate our innovation, growth, and market presence - Profitably

Networking and Data Center Landscape Public Internet Servers Storage Server-to-Storage Networks (SAN) Enterprise Networks Service Provider Networks Home Networks Server-to-Server Networks Data Center Non Data Center L4-7 Content Switching

Networking and Data Center Landscape Trends Public Internet Servers Storage Server-to-Storage Networks (SAN) Enterprise Networks Service Provider Networks Home Networks Server-to-Server Networks Data Center Non Data Center L4-7 Content Switching Dynamic Change & Architectural Reconsideration Unprecedented traffic and data growth Increased customer expectations - performance, reliability, choice Convergence and virtualization driving new network requirements New technologies and standards evolving and emerging

July 21, 2008 Leader in Data Center and Storage Networking Solutions Storage networking (SAN) leader Fibre Channel innovator, performance leader Products utilized in 90+% of Global 2000 Direct touch sales, OEM Partnerships >50% of demand from international Leader in High-Performance Enterprise & SP Data Networks LAN, WAN, MAN and Wireless Solutions Ethernet Innovator and Performance Leader Strong Enterprise, SP, L4-7 and Federal Direct Touch Sales & Partner Relationships Strong US, EMEA, and APAC Presence Proven Market Leadership

Servers Storage Unique and Compelling Market Position Data Center Non Data Center Highest Performance and Reliability Pragmatic Convergence Strategy Investment Protection for Customers

True End-To-End Networking Solutions July 21, 2008 Vendor SAN LAN MAN WAN Cisco Juniper ProCurve Nortel AlcaLu

Data Center Infrastructure Portfolio


10 Gigabit Ethernet
Gigabit Ethernet
10 Gb FCoE
Fibre Channel
Data Center Core
DCX (Future)
MLX and BigIron RX
10GbE Core
including MPLS
WAN
IP+MPLS WAN
Routers
XMR and MLX
Data Center
Aggregation Layer
BigIron
10 Gbit Agg
Services
DCX 8Gbit FC
SAN
SecureIron
ServerIron Content Switching L4-7
High-Performance Computing
End-to-end 8Gbit FC
WEB Tier
10GE CEE/FCoE Server Adapters
Storage

July 2008
FOUNDRY NETWORKS
Sales Presentation

Comprehensive Portfolio for Data Center Fabric

Unified I/O

DCX Modular High speed switching system

Top-of-Rack switch (future)

CEE/FCoE Blade Switches

NEW

Ethernet Networking

FastIron edge product including Top-of-rack

BigIron (RX) high-end core switch

Storage Networking

NEW

DCX core technologies

Application Services (RP and Invista)

Leading Fabric Switches

Broadest Blade Switch offering

Application Services L4-7

Partner alliances with BEA, Oracle, SAP

Server load balancing

SSL acceleration Content Switching

Metro and Internet Routing (MPLS)

XMR – highest density internet router (MPLS)

MLX – highest density metro router (MPLS)

Data Center Security

ServerIron – Network security services

Block Encryption Services for disk and tape

NEW

Server Provisioning

NEW

End-to-end integration with HBA and CNA's

Data Center Management

NEW

Data Center Fabric Manager – Topology Visualization and Provisioning
Content switch with Advanced L4-7 Services

July 2008

FOUNDRY NETWORKS
Sales Presentation

The Combined Company: More Diversified

	Brocade	Foundry	Combined
Addressable Networking TAM	$2B, 10-15% CAGR	$20B, 12-15% CAGR	Much larger, more dynamic segments
Technology Leadership	FC, FCoE, CEE	Ethernet (1, 10GE)	All, end-to-end
Customer Concentration	Top 3 = 65%	Very Diversified	Top 3 < 50%
Customer Footprint	SAN	LAN, WAN, MAN	Both sides of server
Leading Verticals	Financial, Telco	Federal, Enterprise, Service providers	More diversified
Channels	Direct touch, OEM partners	Direct touch, VAR partners	Both, with cross-sell opportunities
Geo. Demand	50+% Int'l	60+% U.S.	Global balance

NETWORKS
July 21, 2008

Customer & Partner Benefits Broadened choice - first true, high-performance alternative for "end-to-end" networking on both sides of the server Full range of industry-leading performance products for the enterprise and service provider markets Most straightforward and advanced technology & roadmap for convergence and next-generation capabilities Investment protection and extension - lowest TCO, lowest power and cooling requirements, lowest disruption Accelerated pace of innovation and integrated networking solutions (c) 2008 Foundry Networks, Inc.

INTEGRATION STRATEGY

Sales Presentation July 2008 Integration Strategy Transaction expected to close by end of Calendar 2008 Joint integration with key inputs from both companies Will leverage experience from past integration successes Emphasis on accelerating growth Stay tuned...Integration planning to begin in August

Summary - A Very Compelling Combination Uniquely positioned company, from LAN to SAN, on both sides of the server, to address the trends of convergence and evolving, next-generation networks Expect to accelerate innovation and grow our joint position in a much larger, very dynamic TAM Long list of complementary skills and assets - employees, technology, partners, distribution, customers - that can be leveraged for greater market impact Accretive transaction - two financially strong companies combining for an even more compelling business model Proven track record of successful integration to drive customer value (c) 2008 Foundry Networks, Inc.

SALES ENGAGEMENT

Sales Presentation July 2008 Rules of Engagement: Sales & Marketing agree on current or future prices for existing or future products agree to suspend or redirect any competitive marketing activities prior to closing agree to stop pursuing individual customer prospects in the ordinary course or divide new customer prospects between the companies make joint sales, customer, marketing or product development calls give customers, partners or anyone else the impression that the parties are acting jointly or have combined their operations prior to closing. Avoid even the appearance of actual pre-closing integration. Planning is okay. You must strictly adhere to these guidelines until further notice from the Legal Department or the acquisition has closed. DO NOT...

Sales Presentation July 2008 Rules of Engagement: Sales & Marketing identify Brocade and Foundry as one company or the same company agree to refrain from pursuing customer prospects use any competitive information received from Brocade for any commercial purpose seek (or share) highly sensitive competitive information, such as customer pricing information You must strictly adhere to these guidelines until further notice from the Legal Department or the acquisition has closed. DO NOT...

Sales Presentation July 2008 Next Steps Sales Tool Kit posted on EARL Press Release FAQ (Internal) Sales Messaging Document (Internal) Sample Partner & Customer Letters Sample Partner & Customer Emails Call to Action! Stay focused - Call your customers & partners

THANK YOU